UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2009
RESOLUTE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34464 (Commission File Number)	27-0659371 (I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO (Address of principal executive offices)	80202 (Zip Code)
Registrant’s telephone number, including area code: 303-534-4600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.
     In connection with the previously announced transaction contemplated by that certain Purchase and IPO Reorganization Agreement, dated as of August 2, 2009, as amended, by and among Hicks Acquisition Company I, Inc. (“HACI”), Resolute Energy Corporation (the “Company”), Resolute Holdings Sub, LLC (“Holdings Sub”), Resolute Subsidiary Corporation, a wholly-owned subsidiary of the Company, Resolute Aneth, LLC (“Aneth”), Resolute Holdings, LLC, and HH-HACI, L.P., pursuant to which HACI stockholders will acquire a majority of the outstanding shares of capital stock of the Company (collectively, the “Acquisition”), on September 17, 2009, Aneth, Holdings Sub and certain of its subsidiaries and the lenders under the First Lien Credit Facility entered into a Sixth Amendment of the First Lien Credit Facility, to be effective at the closing of the Acquisition, pursuant to which, among other things, (i) the lenders under such facility consent to the Acquisition and (ii) applicable terms of the First Lien Credit Facility are revised to reflect the public company status of the borrower group. As a condition to such amendment, the Company and HACI must become guarantors under the facility and pledge all of their assets to secure the loans contemplated thereby; provided, however, that the amount in HACI’s trust account established in connection with HACI’s initial public offering will not be subject to such pledge.
     The foregoing summary of the Sixth Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such document, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Exhibit
10.1*
Sixth Amendment to Amended and Restated Credit Agreement dated September 17, 2009, between Resolute Aneth, LLC, as Borrower and Wachovia Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association and BMO Capital Markets Financing, Inc., as Co-Syndication Agents, Deutsche Bank Securities Inc. and Fortis Capital Corp., as Co-Documentation Agents and The Lenders Party Thereto.

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: September 22, 2009

RESOLUTE ENERGY CORPORATION
By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit
Number	Exhibit
10.1*
Sixth Amendment to Amended and Restated Credit Agreement dated September 17, 2009, between Resolute Aneth, LLC, as Borrower and Wachovia Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association and BMO Capital Markets Financing, Inc., as Co-Syndication Agents, Deutsche Bank Securities Inc. and Fortis Capital Corp., as Co-Documentation Agents and The Lenders Party Thereto.

*	Filed herewith.